KNOWLEDGE  DISCIPLINE  SERVICE  CHOICE

YOU SHOULD KNOW WHAT INVESCO KNOWS (TM)

INVESCO BLUE CHIP GROWTH FUND

(formerly, INVESCO Growth Fund)



SEMI-

ANNU

AL

INVESCO

SEMIANNUAL REPORT / February 28, 1999

SHAREHOLDERS IN INVESCO BLUE CHIP GROWTH FUND RECENTLY RECEIVED IMPORTANT PROXY INFORMATION. PLEASE BE SURE TO READ THE PROXY CAREFULLY AND VOTE PROMPTLY ON ALL ISSUES.

"WE OFTEN TELL CLIENTS THAT WE ARE INTERESTED, NOT IN FINDING STOCKS THAT WILL GROW FROM $10 PER SHARE TO $15 PER SHARE IN THE NEXT SIX MONTHS - BUT RATHER IN FINDING COMPANIES THAT WILL GROW FROM $10 BILLION IN MARKET CAPITALIZATION TO $100 BILLION." (PAGE 3)


                        BLUE CHIP GROWTH FUND
                        AVERAGE ANNUAL TOTAL RETURN,
                        PERIODS ENDED 2/28/99 (2)

                        6 months                37.22%
                        --------------------------------
                        1 year                  31.62%
                        --------------------------------
                        5 years                 20.65%
                        --------------------------------
                        10 years                18.89%

Graph:
      This line graph represents a comparison of the value of a $10,000 investment in the INVESCO Blue Chip Growth Fund to the value of a $10,000 investment in the S&P 500 Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the ten year period ended 2/28/99.

The line graph illustrates the value of a $10,000 investment, plus reinvested dividends and capital gain distributions, for the 10-year period ended 2/28/99. The chart and other total return figures cited reflect the fund's operating expenses, but the index does not have expenses, which would, of course, have lowered its performance. (Of course, past performance is not a guarantee of future results.) (1)(2)

We are pleased to announce that Douglas J. McEldowney has jointed INVESCO Blue Chip Growth Fund as co-manager. Doug will work with lead manager Trent May in directing the portfolio.

INVESCO     /     Semiannual Report /     February 1999

Your Fund's Performance:  A Report from the Managers
-----------------------------------------------------


Dear Shareholder:

We are happy to report that the factors behind the strong performance of INVESCO Blue Chip Growth Fund over the past few years were still in place during these last six months. Low inflation and interest rates, accelerating technological change, and resilient consumer demand have continued to favor the large, leading companies in which we primarily invest. While the global financial turmoil of late last summer certainly affected the fund, most investors eventually determined it did not fundamentally alter these factors.

Over the six months ended February 28, 1999, your shares in INVESCO Blue Chip Growth Fund rose 37.22%. This return exceeded that of the S&P 500 Index, which gained 30.27% over the same period. (Of course, past performance is not a guarantee of future results.)(1)(2)

Recently, much attention has been focused on the performance of large "growth" company stocks versus those of "value" companies or small firms. Overall, stocks of the largest companies have dramatically outperformed the rest of the market. In some sense, this has reflected investors' concerns over a possible slowdown in the economy, which would leave only the largest, best-performing companies with healthy balance sheets. Indeed, earnings growth has increasingly become concentrated among the largest companies. This attention has also reflected an increasing tendency on the part of some to chase performance by investing in high-flying stocks.

A STABLE SET OF IDEAS
Neither of these explanations accounts for our strategy, of course. Our focus on large-capitalization companies is long-standing and premised on a relatively stable set of ideas about the nature of a strong investment. Indeed, many stocks have been part of the fund's portfolio for several years. If investing fashions change next year, that will not alter the fundamentals of our strategy.

We often tell clients that we are interested, not in finding stocks that will grow from $10 per share to $15 per share in the next six months -- but rather in finding companies that will grow from $10 billion in market capitalization to $100 billion over the next three to five years. Of course, we will not always find them. And the markets may yet again determine that even earnings and revenue growth are not enough to justify a given share price. Yet our long-term track record, we believe, is evidence of the strength of this philosophy. (Of course, past performance is not a guarantee of future results.)

A NEW NAME FOR AN OLD STRATEGY
To better reflect this approach, as you may have noticed, we have recently changed the name of your fund to INVESCO Blue Chip Growth Fund. The name is indicative of our long-standing commitment to investing in large companies with established positions in their industries, a commitment that we believe will continue to serve shareholders well.

We will look forward to reporting to you again in six months.


/s/ Trent May

Trent E. May
Vice President

INVESCO     /     Semiannual Report /     January 31, 1999

MOVING FORWARD
--------------------------------------------------------------------------------

A REVIEW & STRATEGY SESSION WITH TRENT MAY

Fortune RECENTLY CHARACTERIZED YOU AS A DIVERSIFIED MANAGER WHO IS ENTHUSIASTIC ABOUT TECHNOLOGY COMPANIES. WHAT'S THE SOURCE OF YOUR OPTIMISM?

I wouldn't necessarily say that it stems from any particular faith in technology, but rather from a simple acknowledgement that technology is one of the leading growth sectors of the economy. Our approach has always been to identify the growing sectors, learn how the rules are played, and then invest in the companies that appear best equipped to succeed.

Of course, technology presents its own particular challenges and opportunities. We're beginning to look at the Internet, for example, but we know we have to tread carefully, because we are just learning the rules.

WHAT ARE SOME OF THOSE RULES?
One rule that appears vitally important is that an Internet company must enjoy what we call "mindspace," which you might think of as brand equity. Consumers have to possess a strong sense of what the company does and that the firm can be trusted. For example, we have recently taken advantage of some price weakness in Amazon.com, the online bookseller, because it enjoys substantial mindspace.

That said, a company like Amazon--as it stands now--cannot be a core position in our fund. It does not yet possess the financial stability of other technology companies like Microsoft, which have dependable, growing earnings. We consider Amazon only a potential growth company, and we'll pay special attention to it going forward because of the heightened downside risks.

SPEAKING OF RISKS, WHAT HAZARDS ON THE INVESTMENT HORIZON CONCERN YOU? Primary among them would be any substantial and lasting rise in interest rates. This causes two concerns. First, growing companies are valuable in part because of the earnings they promise to deliver in future years. Inflation and interest rates serve as means of discounting those future earnings; higher interest rates, in other words, mean that future profits are worth less today. Second, growing firms often rely on borrowing to finance their growth. Higher interest rates mean higher debt-servicing costs, which hurt the bottom line.

Let me add, though, that the whole market is to some degree reliant on the low rates we are enjoying.

DO YOU PLAN TO ADJUST YOUR STRATEGY TO AVOID THESE RISKS?
Not significantly, and that is a function of our faith in our core portfolio holdings. Clearly, if we were "momentum" investors trying to make short-term plays on popular stocks, we would be concerned about getting out while the going is good. The advantage of holding industry leaders with solid positions, however, is that they are likely to be doing well five or ten years from now. Interest in them may wane in the short-term, but we would often view that as an opportunity to add to our positions.

           ------------------------------------------------

Investors should keep in mind that, because the fund is actively managed, holdings will change over time.

FUND MANAGEMENT

TRENT E. MAY, CFA
VICE PRESIDENT TRENT E. MAY IS THE LEAD MANAGER OF BLUE CHIP GROWTH FUND. HE RECEIVED A BA FROM THE FLORIDA INSTITUTE OF TECHNOLOGY AND AN MBA FROM ROLLINS COLLEGE. TRENT BEGAN HIS INVESTMENT CAREER IN 1991, AND JOINED INVESCO IN 1996. HE IS A CHARTERED FINANCIAL ANALYST. TRENT IS ASSISTED BY CO-MANAGER DOUG MCELDOWNEY; THEY ARE MEMBERS OF THE INVESCO GROWTH TEAM, WHICH IS HEADED BY SENIOR VICE PRESIDENT TIMOTHY J. MILLER.

MARKET HEADLINES:
SEPTEMBER 1998-FEBRUARY 1999
If the last few months of 1998 were a time of healing for financial markets, it was indeed a dramatic recovery--at least for some indexes. The worldwide financial crisis set off in the previous summer by the Russian loan default and other factors persisted through September. Given October's notorious reputation in financial circles, many feared for the worst as we entered that month. Yet beginning in early October, investors began to return to select domestic and overseas markets.

Leading the way back were the Federal Reserve Board and other major central banks. A series of interest rate cuts by the banks of most of the industrialized Western nations restored confidence and liquidity to the markets. Many large-company stocks, led by those in sectors such as technology and health care, vaulted back to exceed the highs of the previous spring. Even some Asian markets, most notably South Korea, recovered as well.

But had the markets truly healed? Many small-company stocks continued to languish well below their highs. Meanwhile, many foreign markets remained unable to make a clean break upward. Indeed, after experimenting with a recovery, Latin American markets plunged back to new lows following the currency crisis in Brazil.

Other pockets of the market experienced nagging pain. The "flight to quality" and interest rate cuts helped the prices of low-risk bonds such as Treasuries, but the high-yield fixed-income market saw buyers evaporate. Commodity prices continued to slide lower, which provided a boon to American consumers while taking a toll on commodity producers such as energy firms.

By the beginning of 1999, however, most investors' attention was focused on the remarkable performance of large technology stocks and other favored names. Continuing strong growth in the United States, rapid technological change, and the remarkable absence of inflation appeared an ideal environment for the best positioned firms. A cartoon in THE WALL STREET JOURNAL laid out the equation as many saw it: Alan Greenspan plus the personal computer equals continuing prosperity.

YEAR 2000 COMPUTER ISSUE.
Many computer systems in use today may not be able to recognize any date after December 31, 1999. If these systems are not fixed by that date, it is possible that they could generate erroneous information or fail altogether. INVESCO has committed substantial resources in an effort to make sure that its own major computer systems will continue to function on and after January 1, 2000. Of course, INVESCO cannot fix systems that are beyond its control. If INVESCO's own systems, or the systems of third parties upon which it relies, do not perform properly after December 31, 1999, the Funds could be adversely affected.

In addition, the markets for, or values of, securities in which the Funds invest may possibly be hurt by computer failures affecting portfolio investments or trading of securities beginning January 1, 2000. For example, improperly functioning computer systems could result in securities trade settlement problems and liquidity issues, production issues for individual companies and overall economic uncertainties. Individual issuers may incur increased costs in making their own systems Year 2000 compliant. The combination of market uncertainty and increased costs means that there is a possibility that Year 2000 computer issues may adversely affect the Funds' investments. At this time, it is generally believed that foreign issuers, particularly those in emerging and other markets, may be more vulnerable to Year 2000 problems than will be issuers in the U.S.

(1) THE S&P 500 IS AN UNMANAGED INDEX OF COMMON STOCKS CONSIDERED REPRESENTATIVE OF THE BROAD U.S. EQUITY MARKET, WHILE THE DOW JONES
      INDUSTRIAL  AVERAGE  REFLECTS  THE  PERFORMANCE  OF   LARGE-CAPITALIZATION
      STOCKS.

(2) TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS FOR THE PERIODS INDICATED. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED.

TEN LARGEST COMMON STOCK HOLDINGS

BLUE CHIP GROWTH FUND
FEBRUARY 28, 1999

UNAUDITED


DESCRIPTION                                                 VALUE
--------------------------------------------------------------------
Microsoft Corp                                          $60,227,148
Citigroup Inc                                            54,044,419
American International Group                             53,723,810
Merck & Co                                               52,310,190
Pfizer Inc                                               50,734,587
Lilly (Eli) & Co                                         49,803,731
Wal-Mart Stores                                          49,691,538
General Electric                                         47,557,153
AT&T Corp                                                46,886,805
Warner-Lambert Co                                        45,822,969

COMPOSITION OF HOLDINGS IS SUBJECT TO CHANGE.

STATEMENT OF INVESTMENT SECURITIES

BLUE CHIP GROWTH FUND
FEBRUARY 28, 1999

 %       DESCRIPTION                              SHARES                VALUE

UNAUDITED
100.00  COMMON STOCKS
1.15    AUTOMOBILES
        General Motors                            161,925          $13,368,933
===============================================================================
3.35    BANKS
        BB&T Corp                                 207,535            7,860,388
        BankAmerica Corp                          227,400           14,852,062
        US Bancorp                                506,075           16,352,548
===============================================================================
                                                                    39,064,998
4.72    BEVERAGES
        Coca-Cola Co                              670,200           42,850,912
        PepsiCo Inc                               324,340           12,203,293
===============================================================================
                                                                    55,054,205
2.77    BROADCASTING
        Clear Channel Communications(a)           338,985           20,339,100
        Infinity Broadcasting Class A(a)          504,000           11,970,000
===============================================================================
                                                                    32,309,100

  %      DESCRIPTION                               SHARES                VALUE

2.20     COMMUNICATIONS -- EQUIPMENT & MANUFACTURING
         Lucent Technologies                      206,400          $20,962,500
         Nokia Corp Sponsored ADR Representing
          A Shrs                                  34,400             4,665,500
===============================================================================
                                                                    25,628,000
11.61    COMPUTER RELATED
         Cisco Systems(a)                         232,035           22,695,923
         Compaq Computer                          487,865           17,197,241
         Dell Computer(a)                         246,225           19,728,778
         International Business
          Machines                                 90,550           15,393,500
         Microsoft Corp(a)                        401,180           60,227,148
===============================================================================
                                                                   135,242,590
4.71     ELECTRICAL EQUIPMENT
         General Electric                         474,090           47,557,153
         Solectron Corp(a)                        163,400            7,301,938
===============================================================================
                                                                    54,859,091
5.92     ELECTRONICS -- SEMICONDUCTOR
         Altera Corp(a)                           302,245           14,696,663
         Intel Corp                               243,510           29,205,981
         Maxim Integrated Products(a)             352,775           14,706,308
         Micron Technology(a)                     179,200           10,326,400
===============================================================================
                                                                    68,935,352
1.99     ENTERTAINMENT
         Disney (Walt) Co                         660,275           23,233,427
===============================================================================
0.89     EQUIPMENT -- SEMICONDUCTOR
         Lam Research(a)                          349,000           10,317,312
===============================================================================
6.59     FINANCIAL
         Citigroup Inc                            919,905           54,044,419
         Fannie Mae                               325,630           22,794,100
===============================================================================
                                                                    76,838,519
20.9     HEALTH CARE DRUGS-- PHARMACEUTICALS
         Bristol-Myers Squibb                     356,065           44,841,936
         Lilly (Eli) & Co                         525,980           49,803,731
         Merck & Co                               639,880           52,310,190
         Pfizer Inc                               384,535           50,734,587
         Warner-Lambert Co                        663,500           45,822,969
===============================================================================
                                                                   243,513,413
2.98     HOUSEHOLD PRODUCTS
         Colgate-Palmolive Co                     154,350           13,100,456
         Procter & Gamble                         241,900           21,650,050
===============================================================================
                                                                    34,750,506
4.61     INSURANCE
         American International Group             471,520         $ 53,723,810
===============================================================================

  %      DESCRIPTION                               SHARES                VALUE

3.74     OIL & GAS RELATED
         Exxon Corp                               472,740           31,466,756
         Royal Dutch Petroleum New York
          Registry 1.25 Gldr Shrs                 276,530           12,132,754
===============================================================================
                                                                    43,599,510
7.04     RETAIL
         Amazon.com Inc(a)                         64,900            8,315,312
         Dayton Hudson                            194,095           12,143,068
         Home Depot                               199,155           11,887,064
         Wal-Mart Stores                          575,300           49,691,538
===============================================================================
                                                                    82,036,982
3.30     SERVICES
         America Online(a)                        432,540           38,469,026
===============================================================================
5.95     TELECOMMUNICATIONS -- LONG DISTANCE
         AT&T Corp                                570,920           46,886,805
         MCI WorldCom(a)                          272,200           22,456,500
===============================================================================
                                                                    69,343,305
3.61     TELEPHONE
         SBC Communications                       796,580           42,119,168
===============================================================================
1.97     TOBACCO
         Philip Morris                            585,550           22,909,644
===============================================================================
100.00   TOTAL INVESTMENT SECURITIES AT VALUE
         (Cost $883,483,751)
         (Cost for Income Tax Purposes $890,480,675)          $   1,165,316,891
===============================================================================

(a)   Security is non-income producing.

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

BLUE CHIP GROWTH FUND
FEBRUARY 28, 1999

UNAUDITED

ASSETS
Investment Securities at Value (Cost $883,483,751)             $ 1,165,316,891
Cash                                                                 4,622,003
Receivables:
  Investment Securities Sold                                        15,429,782
  Fund Shares Sold                                                   1,085,842
  Dividends and Interest                                               956,774
Prepaid Expenses and Other Assets                                      173,640
===============================================================================
TOTAL ASSETS                                                     1,187,584,932
===============================================================================
LIABILITIES
Payables:
  Investment Securities Purchased                                   20,621,838
  Fund Shares Repurchased                                              518,377
Accrued Distribution Expenses                                          231,685
Accrued Expenses and Other Payables                                    130,314
===============================================================================
TOTAL LIABILITIES                                                   21,502,214
===============================================================================
NET ASSETS AT VALUE                                            $ 1,166,082,718
===============================================================================
NET ASSETS
Paid-in Capital(a)                                             $   837,587,213
Accumulated Undistributed Net Investment Income                        458,372
Accumulated Undistributed Net Realized Gain on Investment
 Securities and Foreign Currency Transactions                       46,203,993
Net Appreciation of Investment Securities                          281,833,140
===============================================================================
NET ASSETS AT VALUE                                            $ 1,166,082,718
===============================================================================
NET ASSET VALUE, Offering and Redemption Price per Share                 $6.52
===============================================================================

(a) The Fund has 200 million authorized shares of common stock, par value of $0.01 per share, of which 178,806,874 were outstanding at February 28, 1999.

See Notes to Financial Statements

STATEMENT OF OPERATIONS

BLUE CHIP GROWTH FUND
SIX MONTHS ENDED FEBRUARY 28, 1999

UNAUDITED

INVESTMENT INCOME
INCOME
Dividends                                           $   5,510,572
Interest                                                  194,364
  Foreign Taxes Withheld                                  (28,124)
===================================================================
  TOTAL INCOME                                          5,676,812
===================================================================
EXPENSES
Investment Advisory Fees                                2,837,564
Distribution Expenses                                   1,303,163
Transfer Agent Fees                                       737,792
Administrative Fees                                        82,317
Custodian Fees and Expenses                                57,804
Directors' Fees and Expenses                               27,868
Professional Fees and Expenses                             30,551
Registration Fees and Expenses                             52,436
Reports to Shareholders                                   125,404
Other Expenses                                             70,459
===================================================================
TOTAL EXPENSES                                          5,325,358
  Fees and Expenses Paid Indirectly                      (72,147)
===================================================================
   NET EXPENSES                                         5,253,211
===================================================================
NET INVESTMENT INCOME                                     423,601
===================================================================
REALIZED AND UNREALIZED GAIN
  ON INVESTMENT SECURITIES
Net Realized Gain on Investment Securities             48,854,516
Change in Net Appreciation of Investment Securities   253,946,728
===================================================================
NET GAIN ON INVESTMENT SECURITIES                     302,801,244
===================================================================
NET INCREASE IN NET ASSETS FROM OPERATIONS          $ 303,224,845
===================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

BLUE CHIP GROWTH FUND

                                               Six Months                 Year
                                                    Ended                Ended
                                              February 28            August 31
--------------------------------------------------------------------------------
                                                     1999                 1998
                                                UNAUDITED
OPERATIONS
Net Investment Income                        $    423,601      $     2,968,238
Net Realized Gain on Investment
 Securities and Foreign Currency
 Transactions                                  48,854,516          104,101,420
Change in Net Appreciation of
 Investment Securities                        253,946,728           (9,504,119)
===============================================================================
NET INCREASE IN NET ASSETS FROM OPERATIONS    303,224,845           97,565,539
===============================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income                                   0           (2,912,112)
Net Realized Gain on Investment
 Securities and Foreign Currency
 Transactions                                  (84,852,738)       (187,061,864)
===============================================================================
TOTAL DISTRIBUTIONS                            (84,852,738)       (189,973,976)
===============================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                  627,952,161         547,827,536
Reinvestment of Distributions                   75,202,308         168,012,124
===============================================================================
                                               703,154,469         715,839,660
Amounts Paid for Repurchases of Shares        (503,182,502)       (584,913,034)
===============================================================================
NET INCREASE IN NET ASSETS FROM
  FUND SHARE TRANSACTIONS                      199,971,967         130,926,626
===============================================================================
Total Increase in Net Assets                   418,344,074          38,518,189
NET ASSETS
Beginning of Period                            747,738,644         709,220,455
===============================================================================
End of Period (Including Accumulated
 Undistributed Net Investment Income
 of $458,372 and $34,771, respectively)    $ 1,166,082,718     $   747,738,644
===============================================================================

         -----------------------------------------------------------

FUND SHARE TRANSACTIONS
Shares Sold                                    101,090,863          94,746,511
Shares Issued from Reinvestment
 of Distributions                               12,450,572          34,540,804
===============================================================================
                                               113,541,435         129,287,315
Shares Repurchased                             (79,857,318)       (101,276,736)
===============================================================================
NET INCREASE IN FUND SHARES                     33,684,117          28,010,579
===============================================================================

See Notes to Financial Statements

INVESCO  NOTES TO FINANCIAL STATEMENTS--BLUE CHIP GROWTH FUND

UNAUDITED


NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Growth Funds, Inc. is incorporated in Maryland and presently consists of Blue Chip Growth Fund (the "Fund") (formerly known as INVESCO Growth Fund, Inc.). The investment objective of the Fund is to seek long-term capital growth. The Fund is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION -- Equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sales price in the market where such securities are primarily traded. If last sales prices are not available, securities are valued at the highest closing bid price obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.

Foreign securities are valued at the closing price on the principal stock exchange on which they are traded. In the event that closing prices are not available for foreign securities, prices will be obtained from the principal stock exchange at or prior to the close of the New York Stock Exchange. Foreign currency exchange rates are determined daily prior to the close of the New York Stock Exchange.

If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith under procedures established by the Fund's board of directors.

Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.

Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date and dividend income is recorded on the ex dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex dividend date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount, and amortized premium, is recorded on the accrual basis. Income and expenses on foreign securities are translated into U.S. dollars at the rates of exchange prevailing when accrued. Cost is determined on the specific identification basis. The cost of foreign securities is translated into U.S. dollars at the rates of exchange prevailing when such securities are acquired.

The Fund may have elements of risk due to investments in foreign issuers located in a specific country. Such investments may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net realized and unrealized gain or loss from investment securities includes fluctuations from currency exchange rates and fluctuations in market value.

The Fund's use of short-term forward foreign currency contracts may subject it to certain risks as a result of unanticipated movements in foreign exchange rates. The Fund does not hold short-term forward foreign currency contracts for trading purposes. The Fund may hold foreign currency in anticipation of settling foreign security transactions and not for investment purposes.

C. FEDERAL AND STATE TAXES -- The Fund has complied, and continues to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes.

To the extent future capital gains are offset by capital loss carryovers, such gains will not be distributed to shareholders.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

Investment income received from foreign sources may be subject to foreign withholding taxes. Dividend and interest income is shown gross of foreign withholding taxes in the accompanying financial statements.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions to shareholders are recorded by the Fund on the ex dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, nontaxable dividends, net operating losses and expired capital loss carryforwards.

E. EXPENSES -- Under an agreement between the Fund and the Fund's Custodian, agreed upon Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Similarly, Custodian Fees and Expenses and Distribution Expenses are reduced by credits earned by the Fund from security brokerage transactions under a broker/service arrangements with third parties. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.

For the six months ended February 28, 1999, Fees and Expenses Paid Indirectly consisted of $57,595 included in Custodain Fees and Expenses and $14,552 included in Distribution Expenses.

NOTE 2 -- INVESTMENT ADVISORY AND OTHER AGREEMENTS. INVESCO Funds Group, Inc. ("IFG") serves as the Fund's investment adviser. As compensation for its services to the Fund, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee is based on the annual rate of 0.60% on the first $350 million of average net assets; reduced to 0.55% on the next $350 million of average net assets; and 0.50% on average net assets in excess of $700 million.

A plan of distribution pursuant to Rule 12b-1 of the Act provides for compensation of marketing and advertising expenditures to INVESCO Distributors, Inc. ("IDI" or the "Distributor"), a wholly owned subsidiary of IFG, to a maximum of 0.25% of annual average net assets. For the six months ended February 28, 1999, the Fund paid the Distributor $1,225,606 under the plan of distribution.

IFG receives a transfer agent fee at an annual rate of $20.00 per shareholder account, or, where applicable, per participant in an omnibus account, per year. IFG may pay such fee for participants in omnibus accounts to affiliates or third parties. The fee is paid monthly at one-twelfth of the annual fee and is based upon the actual number of accounts in existence during each month.

In accordance with an Administrative Agreement, the Fund pays IFG an annual fee of $10,000, plus an additional amount computed at an annual rate of 0.015% of average net assets to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly.

NOTE 3 -- PURCHASES AND SALES OF INVESTMENT SECURITIES. For the six months ended February 28, 1999, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were $844,869,064 and $730,201,883, respectively.

There were no purchases or sales of U.S. Government securities.

NOTE 4 -- APPRECIATION AND DEPRECIATION. At February 28, 1999, the gross appreciation of securities in which there was an excess of value over tax cost amounted to $289,389,147 and the gross depreciation of securities in which there was an excess of tax cost over value amounted to $14,552,931, resulting in net appreciation of $274,836,216.

NOTE 5 -- TRANSACTIONS WITH AFFILIATES. Certain of the Fund's officers and directors are also officers and directors of IFG or IDI.

The Fund has adopted an unfunded defined benefit deferred compensation plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate equal to 50% of the sum of the retainer fee at the time of retirement plus the annual meeting fee.

Pension expenses for the six months ended February 28, 1999, included in Directors' Fees and Expenses in the Statement of Operations were $10,363. Unfunded accrued pension costs of $33,980 and pension liability of $81,464 are included in Prepaid Expenses and Accrued Expenses, respectively, in the Statement of Assets and Liabilities.

The independent directors have contributed to a deferred compensation plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of selected INVESCO Funds. The deferred amounts may be invested in the shares of any of the INVESCO or Treasurer's Series Trust Funds.

NOTE 6 -- LINE OF CREDIT. The Fund has available a Redemption Line of Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to fund redemptions of investor shares. The LOC permits borrowings to a maximum of 5% of the Net Assets at Value of the Fund. The Fund agrees to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. At February 28, 1999, there were no such borrowings.

FINANCIAL HIGHLIGHTS

BLUE CHIP GROWTH FUND
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                        SIX MONTHS
                             ENDED
                        FEBRUARY 28          YEAR ENDED AUGUST 31
--------------------------------------------------------------------------------
                              1999     1998    1997     1996     1995     1994
                         UNAUDITED
PER SHARE DATA
Net Asset Value --
  Beginning of Period     $   5.15    $6.06    $5.44    $5.33   $5.34    $5.28
================================================================================
INCOME FROM INVESTMENT
  OPERATIONS

Net Investment Income(a)      0.00     0.02     0.01     0.03    0.05     0.03
Net Gains on Securities
 (Both Realized and
  Unrealized)                 1.88     0.69     1.39     0.95    0.49     0.11
================================================================================
Total from Investment
  Operations                  1.88     0.71     1.40     0.98    0.54     0.14
================================================================================
LESS DISTRIBUTIONS
Dividends from Net
 InvestmentIncome(b)          0.00     0.02     0.01     0.03    0.05     0.03
Distributions from
 Capital Gains                0.51     1.60     0.77     0.84    0.50     0.05
================================================================================
TOTAL DISTRIBUTIONS           0.51     1.62     0.78     0.87    0.55     0.08
================================================================================
Net Asset Value--
 End of Period              $ 6.52    $5.15    $6.06    $5.44   $5.33    $5.34
================================================================================

TOTAL RETURN              37.22%(c)   13.42%   28.14%   20.23%  12.05%    2.52%

RATIOS
Net Assets -- End
 of Period($000 Omitted)
                       $1,166,083  $747,739  $709,220 $596,726 $501,285 $488,411
Ratio of Expenses to
 Average Net Assets     0.51%(c)(d) 1.04%(d)  1.07%(d) 1.05%(d)  1.06%    1.03%
Ratio of Net Investment
  Income to Average
  Net Assets               0.04%(c)    0.37%    0.22%    0.64%   1.07%    0.47%
Portfolio Turnover Rate      71%(c)     153%     286%     207%    111%      63%


(a)Net Investment Income aggregated less than $0.01 on a per share basis for the six months ended February 28, 1999.

(b)Distributions in excess of net investment income for the year ended August 31, 1995, aggregated less than $0.01 on a per share basis.

(c)Based  on  operations  for  the  period  shown  and,  accordingly,   are  not
   representative of a full year.

(d)Ratio is based on Total Expenses of the Fund, which is before any expense offset arrangements.

                            INVESCO FAMILY OF FUNDS


                                                                 Newspaper
Fund Name                     Fund Code        Ticker Symbol   Abbreviation
------------------------------------------------------------------------------
INTERNATIONAL
International Blue Chip            09             IIBCX           ItlBlChp
International Growth               49             FSIGX           IntlGr
Emerging Markets                   43                 *           *
Asian Growth                       41             IVAGX           AsianGr
Pacific Basin                      54             FPBSX           PcBas
European                           56             FEURX           Europ
European Small Company             37             IVECX           EuroSmCo
Latin American Growth              34             IVSLX           LatinAmGr
------------------------------------------------------------------------------
SECTOR
Energy                             50             FSTEX           Enrgy
Environmental Services             59             FSEVX           Envirn
Financial Services                 57             FSFSX           FinSvc
Gold                               51             FGLDX           Gold
Health Sciences                    52             FHLSX           HlthSc
Leisure                            53             FLISX           Leisur
Realty                             42             IVSRX           Realty
Technology                         55             FTCHX           Tech
Utilities                          58             FSTUX           Util
Worldwide Capital Goods            38             ISWGX           WldCap
Worldwide Communications           39             ISWCX           WldCom
------------------------------------------------------------------------------
STOCK
Growth & Income                    21             IVGIX           GRI
Growth                             10             FLRFX           Grwth
Dynamics                           20             FIDYX           Dynm
Small Company Growth               60             FIEGX           SmCoGth
Value Equity                       46             FSEQX           ValEq
Small Company Value                74             IDSCX           SmCoVal
S&P 500 Index Fund Class II        23             ISPIX           SP500II
------------------------------------------------------------------------------
COMBINATION STOCK & BOND
Industrial Income                  15             FIIIX           IndInc
Multi-Asset Allocation             70             IMAAX           MulAstAl
Total Return                       48             FSFLX           TotRtn
Balanced                           71             IMABX           Bal
------------------------------------------------------------------------------
BOND
Short-Term Bond                    33             INIBX           ShTrBd
Intermediate Government Bond       47             FIGBX           IntGov
U.S. Government Securities         32             FBDGX           USGvt
Select Income                      30             FBDSX           SelInc
High Yield                         31             FHYPX           HiYld
------------------------------------------------------------------------------
TAX-EXEMPT
Tax-Free Intermediate Bond         36             IVTIX           *
Tax-Free Long-Term Bond            35             FTIFX           TxFre
------------------------------------------------------------------------------
MONEY MARKET
U.S. Government Money Fund         44             FUGXX           InvGvtMF
Cash Reserves                      25             FDSXX           InvCshR
Tax-Free Money Fund                40             FFRXX           InvTaxFree

* Not yet available

For more complete information, including management fees, expenses, and risks, call or write for a free prospectus. Read it carefully before you invest or send money.

INVESCO

YOU SHOULD KNOW WHAT INVESCO KNOWS (TM)

We're easy to stay in touch with:
Investor Services:  1-800-525-8085
PAL(R), your Personal Account Line: 1-800-424-8085
On the World Wide Web: www.invesco.com

In Denver, visit one of our convenient Investor Centers:
Cherry Creek, 155-B Fillmore Street
Denver Tech Center, 7800 East Union Avenue, Lobby Level

INVESCO Distributors, Inc.(SM), Distributor
Post Office Box 173706
Denver, Colorado 80217-3706

This information must be preceded or accompanied by a current prospectus